UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20509

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

October 20, 2015

Date of Report

(Date of earliest event reported)

FONU2 INC.

(Exact name of registrant as specified in its charter)

NEVADA	000-49652	65-0773383
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employee I.D. No.)

135 Goshen Road Ext., Suite 205

Rincon, GA 31326

(Address of Principal Executive Offices)

(912) 655-5321

Registrant's Telephone Number

N/A

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02 – Unregistered Sales of Equity Securities

On October 21, 2015 the Company issued 21,500,000 shares of common stock to Coventry Enterprises, LLC on a partial conversion of a convertible note in the value of $2,365.00 ($0.00011 / share).

On October 21, 2015 the Company issued 38,958,333 shares of common stock to Vis Vires Group Inc on a partial conversion of a convertible note in the value of $4,675.00 ($0.00012 / share).

On October 22, 2015 the Company issued 21,499,809 shares of common stock to Carebourn Capital, LP on a partial conversion of a convertible note in the value of $3,869.06 ($0.00018 / share).

This issuance of shares was exempt under Section 4(a)(2) of the Securities Act.

As of October 23, 2015, there are 520,729,770 common shares issued and outstanding.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

FONU2 INC., a Nevada corporation

Date: October 23, 2015	By:	/s/ Roger Miguel
Roger Miguel, Chief Executive Officer

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